1968 2004

Projected

Forward-Looking Statements

Some of the statements that the Company will make during this conference call contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. While the Company believes that its expectations in making these statements are reasonable, actual results could vary materially from expectations as a result of a number of factors, including, but not limited to, the acceptance of new products, including, but not limited to Stratos, by its customers; foreign currency exchange rate fluctuations between the U.S. dollar and other major currencies including the euro; and difficulties or delays in the development, production, testing and marketing of its products. For a more detailed list and description of some of these risks and uncertainties, please see the reports filed by Metrologic with the Securities and Exchange Commission. Metrologic disclaims any intention or obligation to update or revise any forward-looking statements.

Senior Management Changes

Promotion of Several Key Executives

Jeffrey M. Yorsz

SVP, Pres AOA, 46 MTLG: 3 yrs (AOA: 20)

Benny A. Noens

SVP, Managing Director GmbH, 55 MTLG: 13 yrs

Joseph Sawitsky

SVP Mfg & Ops, 41 MTLG: 6 yrs

Mark C. Schmidt

SVP Marketing, 33 MTLG: 12 yrs

Greg DiNoia

VP NA Sales, 39 MTLG: 7 yrs

Ed Rock

Director, Sales Admin, 54 MTLG: 9 yrs

Business Organization

Metrologic Instruments, Inc.

Corporate

Adv.Optical Systems

Industrial Scanning

POS/OEM

Marketing & Strategy

Production & Logistics

SALES

North America

EMEA

ASIA

Corporate Strategy

Engineering Strength

206 Engineers

Innovation

Products & Mfg

Offices in 11 countries Selling into 113 countries

Worldwide Sales

Growth

Increased Market Share New Markets Served

NEW Products

Replacement Products

Cost Reductions

Engineers and Patents

275 220 165 110 55 0

1996 1997 1998 1999 2000 2001 2002 2003 2004

*MTLG has 220 additional patents pending

Facilities Expansion—China

Future New Building

7,000 m2 (75,347 ft2)

2Q04 Completion

2,280 m2 (24,542 ft2)

Metro Suzhou

2,022 m2 (21,756 ft2)

(21,756 ft2)

FedEx

April 1, 2004

Sales History by Quarter

Sales US$ (in millions)

$45 $36 $27 $18 $9 $0 $

41.7 $39.7

$31.6 $31.9 $31.9 $32.6 $ $29.2 $26.4 28.6 $27.3 $27.7

Q301 Q401 Q102 Q202 Q302 Q402 Q103 Q203 Q303 Q403 Q104

Q1 2004 Sales by Segment

Industrial Scanning

13%

AOS

9%

POS/OEM

78%

Q1 2004 Sales by Geography

So. America

5%

EMEA

42%

No. America POS/OEM

23%

AOA (AOS & IS)

21%

Asia/ROW

9%

AOA Sales – Industrial and Optical Systems

Sales US$ (in millions)

$10 $8 $6 $4 $2 $0 $8.6 $8.0

$6.5 $5.8 $5.5 $5.2

Q402 Q103 Q203 Q303 Q403 Q104

Q1 2004 POS/OEM Sales by Product Intro Date

$1.1

Introduced in 2003

$19.8

Introduced 2000- 2002

$10.3

Introduced Prior to 2000

Income Statement

Q103 Q203 Q303 Q403 Q104

Sales 31,871 31,851 32,587 41,702 39,700

Gross profit $ 12,766 13,407 13,784 18,400 19,651

Gross profit        % 40.1% 42.1% 42.3% 44.1% 49.5%

Operating profit 3,598 3,799 4,551 8,196 8,554

Net income *1,889 2,187 2,656 5,236 5,108

EPS (diluted) *.11 .12 .14 .23 .22

*Excludes one time or non-recurring items aggregating income of $1,913. Including these items, reported net income was $3,802 or $.22 diluted earnings per share

Gross Profit $            and        %

$80 $60 $40 $20 $0 $76.0

GP $ GP        %

$58.4

49.5% 46.2% 41.7% 39.7% $40.2 $41.4 42.3% $33.4 $36.5 35.4% 35.8%

$19.7

1999 2000 **2001 2002 2003 *2004 Q104

*Projections based on mid-range of company’s published guidance. **Excludes special charges and other costs of $10.0M

Operating Income

US $ (in millions) $10 $8 $6 $4 $2 $0

Contributing Factors $8.6 $8.2

¦ Sales increase

¦ Cost reductions

¦ Euro impact

$4.6 $3.6 $3.8 $3.1

$1.6 $0.7 $0.9

Q102 *Q202 Q302 Q402 Q103 Q203 Q303 Q403 Q104

*Excludes one time charges of $0.7. Including these charges, operating income would be $0.2

Net Income

US$ (in millions)

$6 $5 $4 $3 $2 $1 $0 $5.2 $5.1

$2.7 $2.2 $1.9 $1.7

$0.3 $0.3 $0.0

Q102 *Q202 Q302 Q402 **Q103 Q203 Q303 Q403 Q104

*Excludes one time or non-recurring charges of $0.5, after tax. Including these charges, reported net loss was $0.3. ** Excludes one time or non-recurring items aggregating income of approximately $1.9. Including these items, reported net income was $3.8

Balance Sheet

Mar 31, 2004 Dec 31, 2003

Cash 50,767 48,817

Other current assets 51,748 49,791

Total current assets 102,515 98,608

Net PPE 16,819 16,940

Other assets 28,961 24,352

Total assets 148,295 139,900

Short term debt 3,945 5,207

Other current liabilities 22,332 19,289

Total current liabilities 26,277 24,496

Long term debt 249 320

Other liabilities 7,321 7,476

Stockholders’ equity 114,448 107,608

Total liabilities and 148,295 139,900

stockholders’ equity

Current Guidance

2000 *2001 *2002 *2003 **2004

Sales 91,884 113,688 115,806 138,011 164,650

Gross profit $ 36,490 40,201 41,421 58,357 76,000

Gross profit        % 39.7% 35.4% 35.8% 42.3% 46.2%

Operating profit 5,041 1,084 6,351 20,144 30,500

Net income (loss) 2,737 (1,552) 2,208 11,968 18,800

EPS .17 (.10) .14 .62 .81

* Excludes one time gains or charges. Including these one time items EPS for 2001 was (.47) and for 2002 was .10.

**2004 is projected based on company’s published mid-range of guidance

Our Strategy is Working

Sales US$ (in millions)

$180 $160 $140 $120 $100 $80 $60 $40 $20 $0

*$ 165

$138

G R

CA $116 $114

. 4%

16

$92 $80 $66 $53 $47 $42 $36

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004

*Projections based on mid-range of company’s published guidance